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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 23, 2003
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                         Commission file number 01-17377
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                          Commonwealth Bankshares, Inc.
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              (Exact name of small business issuer in its charter)


          Virginia                                     54-1460991
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(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

           403 Boush Street
           Norfolk, Virginia                             23510
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number including area code: (757) 446-6900
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Item 7. Financial Statements and Exhibits.

(a)  Financial Statements.

     Not applicable

(b)  Pro Forma Financial Information

     Not Applicable

(c)  Exhibits.

     Exhibit No.      Description

        99.1          Press Release of the Company dated April 23, 2003.

Item 9. Regulation FD Disclosure

        In accordance with Securities and Exchange Commission Release No. 34-47583, the following information, which is intended to be furnished under
Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure."

        On April 22, 2003, Commonwealth Bankshares, Inc. issued the press release attached as Exhibit 99.1 to this form 8-K, which is herein incorporated by reference. This Report on Form 8-K and the Exhibit are being furnished to, and not filed with, the Commission.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Commonwealth Bankshares, Inc

Date: April 23, 2003               By: /s/ John H. Gayle
                                      ---------------------------------------
                                   Name:  John H Gayle
                                   Title: Executive Vice President and Cashier

Exhibit Index

         Exhibit No.         Description

            99.1          Press Release of the Company dated April 23, 2003.